THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION S SUBSCRIPTION AGREEMENT

NON-U.S. PERSONS ONLY

THIS AGREEMENT is made effective as of the 18th day of January, 2023.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE

TO THIS AGREEMENT

BRENDAN SCOTT NORMAN, an individual with the address No 5, The Residence Mont Kiara, Mont Kiara, Kuala Lumpur 50480, Malaysia

(the "Subscriber")

OF THE FIRST PART

AND:

DUESENBERG TECHNOLOGIES INC., a British Columbia company with an office at No 21, Denai Endau 3,Seri Tanjung Pinang, 10470 Tanjung Tokong, Penang, Malaysia

(the “Company")

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.DEFINITIONS AND INTERPRETATION

1.1The following terms will have the following meanings for all purposes of this Agreement.

(a)"Agreement" means this Subscription Agreement, and all schedules and amendments to in the Agreement;

(b)"Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(c)“MI 51-105” means Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended;

(d)"Offering" means the offering of the Shares by the Company;

(e)“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement;

(f)"SEC" means the United States Securities and Exchange Commission;

(g)"Securities Act" means the United States Securities Act of 1933, as amended; and

(h)"Shares" means those common shares of the Company to be purchased by the Subscriber.

1.2All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.PURCHASE AND SALE OF SHARES

2.1Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to 0.15 United States Dollars (“USD”) per share (the “Purchase Price”).  Upon execution, the subscription by the Subscriber at the Purchase Price (or if applicable, the Adjusted Purchase Price, as that term is defined in Paragraph 2.3), will be irrevocable.

2.2The Subscriber will complete the purchase of the Shares by delivering to the Company, payment of the Purchase Price by wire transfer, check, bank draft or cashier’s check payable to the Company or such other form of payment as may be acceptable to the Company, in its sole discretion. Such payment is to be completed on the dates set forth below (the “Payment Schedule”):

Payment – 30th January 2023USD  7,500.00 / RM31,575.00

Payment – 31st January 2023USD 10,000.00 / RM42,100.00

Payment – 13th February 2023USD 12,500.00 / RM52,625.00

Payment – 14th February 2023USD 20,000.00 / RM84,200.00

2.3Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for the Purchase Price subject to the Company's right, exercisable at the Company’s sole discretion, to sell to the Subscriber such lesser number of Shares as the Company may deem necessary or desirable. If the Subscriber fails to make a payment before its respective deadline on the Payment Schedule, the Company shall have the right (“Adjustment Right”) to adjust the Purchase Price to the closing price of the Company’s Shares on the OTC Marketplace on the first trading day following the failure to pay (the “Adjustment Date”) applying an exchange ratio of RM 4.21 to USD $1 (the “Adjusted Purchase Price”) and issue such number of Shares that are equal to the sum of the payments received before the Adjustment Date divided by the Adjusted Purchase Price.

2.4Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is a resident.  The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms that the lawyers for the Company may deem necessary to ensure compliance with all applicable securities laws and any other applicable laws.

2.5Pending acceptance of this subscription by the Company, all funds paid by the Subscriber shall be deposited by the Company and immediately available to the Company for its corporate purposes.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.  The Subscriber acknowledges and agrees that if the funds are advanced to the Company's legal counsel, such funds will be held in trust by the Company’s legal counsel for the sole benefit of the Company and that the Company’s legal counsel shall be entitled to release such funds to the Company on confirmation by the Company that it will accept the subscription and without any further authorization or instructions from the Subscriber.

2.6The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.7The Subscriber acknowledges and agrees that the Company has the right to accept or reject this Agreement in whole or in part, and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

2.8The Subscriber further acknowledges that the Company will not be required to issue any Shares until the final payment of the Purchase Price has been made or in the event of the Company’s election to use the Adjustment Right, after notice of such election has been provided to the Subscriber.

3.REGULATION S AGREEMENTS OF THE SUBSCRIBER AND RESALE RESTRICTIONS

3.1The Subscriber represents and warrants to the Corporation that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person. A copy of the definition of a US Person as set out in Regulation S is attached as Schedule A to this Agreement.

3.2The Subscriber acknowledges, represents and warrants to the Company that the Subscriber was not in the United States both at the time the offer to purchase the Shares was received and at the time the Subscriber’s decision to purchase the Shares was made.

3.3The Subscriber acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

3.4The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

3.5The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.  The Subscriber further agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

3.6The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with restrictive legends substantially similar to the following in accordance with Regulation S of the Securities Act and MI 51-105:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

4.COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Shares to such Subscriber:

4.1The Subscriber is:

(a)An “accredited investor” as that term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions (a “Canadian Accredited Investor”), and the Subscriber has completed,

signed, and delivered with this Agreement, a copy of the Canadian Accredited Investor Certificate attached as Schedule B and the risk acknowledgement attached as Appendix I to Schedule B to this Agreement, or

(b)the Subscriber is either (A) a director, executive officer, control person or founder of the Company, or (B) a close  personal friend, close business associate, spouse, parent, grandparent, sibling or child (or a parent, grandparent, sibling or child of a spouse) of a director, executive officer, control person or founder of the Company, and in each case, has completed, signed and delivered with this Agreement, a copy of the Canadian Confirmation of Relationship Certificate attached as Schedule C to this Agreement.

4.2If the Subscriber is a non-resident of Canada, the Subscriber is required to also complete the attached Schedule “A”:

4.3The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Shares may not be traded in or from a jurisdiction in Canada unless the following conditions have been met, and the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of MI 51-105:

(a)A four month period has passed from the later of (i) the date that the Company distributed the Shares, and (ii) the date the Shares were distributed by a control person of the Company;

(b)If the person trading the Shares is a control person of the Company, such person has held the Shares for at least 6 months;

(c)The number of Shares that the person proposes to trade, plus the number of common shares of the Company that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding common shares;

(d)The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)There has been no unusual effort made to prepare the market or create a demand for the Shares;

(g)No extraordinary commission or other consideration is paid to a person for the trade;

(h)If the person trading the Shares is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)All certificates representing the Shares bear the Canadian restrictive legend set out in Section 3.6

4.4The Subscriber acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only subscribers who can afford the loss of their entire investment should consider investing in the Company.  The Subscriber is an investor in securities of businesses in the development stage and acknowledges that the Subscriber is able to fend for himself/herself/itself, can bear the economic risk of the Subscriber's investment, and has such knowledge and experience in financial or business matters such that the Subscriber is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

4.5If the Subscriber is not an individual, was not organized for the purpose of acquiring the Shares.

4.6The Subscriber has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, and the Company’s filings on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company.  The Subscriber has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Subscriber's legal and financial advisors.  The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Shares and that the Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisors prior to executing this Subscription Agreement.

4.7The Subscriber acknowledges that the offering of the Shares by the Company has not been reviewed by the SEC or any other securities commission or regulatory body, and that the Shares are being issued by the Company pursuant to an exemption from registration under the Securities Act.

4.8The Subscriber understands that the Shares will be characterized as "restricted securities" under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber represents that the Subscriber is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.9The Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.10The Subscriber is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

4.11This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.12The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of the Subscriber's jurisdiction in connection with any invitation to subscribe for the Share or any use of this Agreement, including (i) the legal requirements within the Subscriber's jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and (v) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Subscriber is resident.

5.REPRESENTATIONS BY THE COMPANY

6.1 The Company represents and warrants to the Subscriber that:

(a)The Company is a corporation duly organized, existing and in good standing under the laws of the Province of British Columbia and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)The Shares, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

6.MISCELLANEOUS

6.1Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at 820 - 1130 West Pender Street Vancouver, BC  V6E4A4, and to the Subscriber at his/her/its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.3The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the closing of the transactions contemplated in this Agreement.  The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of Shares and the Subscriber agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof.  The Subscriber undertakes to immediately notify the Company at the address set out above of any change in any statement or other information relating to the Subscriber set forth herein.

6.4Time shall be of the essence hereof.

6.5This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

6.6The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

6.7The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

6.8Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.9The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

6.10The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

6.11Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Province of British Columbia.

-- THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK --

6.12This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

NUMBER OF SHARES SUBSCRIBED FOR:	333,333 Shares

INDIVIDUAL SUBSCRIBER:
Signature of Subscriber:	/s/ Brendan Scott Norman
Name of Subscriber:	BRENDAN SCOTT NORMAN
Address of Subscriber:	No 5, The Residence Mont Kiara, Mont Kiara,
Kuala Lumpur 50480, Malaysia
Telephone Number of Subscriber:	+61 404 525 372
E-mail Address of Subscriber:	brendan.norman@hush.com

CORPORATE SUBSCRIBER:
Signature of Authorized Signatory:
Name of Subscriber:
Name and Title of Authorized Signatory:
Address of Subscriber:

Jurisdiction of Incorporation of Subscriber:
Telephone Number of Subscriber:
E-mail Address of Subscriber:

ACCEPTED BY:
DUESENBERG TECHNOLOGIES LTD.
Signature Of Authorized Signatory:	/s/ Lim Hun Beng
Name of Authorized Signatory:	LIM HUN BENG
Position of Authorized Signatory:	EXECUTIVE DIRECTOR / CEO
Date of Acceptance:	18th January 2023

ALL INVESTORS MUST COMPLETE EITHER SCHEDULE B (AND APPENDIX I) OR SCHEDULE C

ALL NON-US AND NON-CANADIAN INVESTORS MUST COMPLETE SCHEDULE D

SCHEDULE A

Definition of a US Person

Subscribers may not be a “US Person” as that term is defined in Regulation S of the Securities Act, and may not be acquiring the securities offered for the account or benefit of a US Person.  Rule 902 of Regulation S of the Securities Act defines a “US Person as:

1.Any natural person resident in the United States;

2.Any partnership or corporation organized or incorporated under the laws of the United States;

3.Any estate of which any executor or administrator is a U.S. person;

4.Any trust of which any trustee is a U.S. person;

5.Any agency or branch of a foreign entity located in the United States;

6.Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

7.Any partnership or corporation if:

(a)Organized or incorporated under the laws of any foreign jurisdiction; and

(b)Formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) promulgated under the Securities Act) who are not natural persons, estates or trusts.

SCHEDULE B

Canadian Accredited Investor Certificate

(For Subscribers who qualify as a Canadian accredited investor)

The Subscriber represents and warrants to Duesenberg Technologies Ltd. (the “Company”) that the Subscriber has read the following definition of an “accredited investor” from National Instrument 45-106 - Prospectus and Registration Exemptions and certifies that the Subscriber is an accredited investor by virtue of falling into one or more of the categories below (please initial the appropriate box below):

(Initials)

______	(a)	a Canadian financial institution, or a Schedule III bank.

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).

______	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

______	(d)

a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person or company referred to in paragraph (d).

______	(f)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada.

______	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de L’ile de Montreal or an intermunicipal management board in Quebec.

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada.

______	(j)

an individual who, either alone or together with a spouse, beneficially owns financial assets (cash and securities) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN $1,000,000.

______	(k)

an individual whose net income before taxes exceeded CDN $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current year.

______	(l)	an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000.

______	(m)	a person, other than an individual or investment fund, that has net assets of at least CDN $5,000,000.

______	(n)	an investment fund that distributes or has distributed its securities only to:
(i) a person that is or was an accredited investor at the time of the distribution;

(ii)  a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum Amount Investment], and 2.19 of NI 45-106 [Additional Investment in Mutual Funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment Fund Reinvestment].

______	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in the case of Quebec, the securities regulatory authority, has issued a receipt.

______	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:
(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(ii) in Ontario, is purchasing a security that is not a security of an investment fund.

______	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) and (i) in form and function.

______	(t)

a person in respect of which all of the owners of interests, direct or indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.

______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor.

The representations and warranties made in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the date of closing of the transaction contemplated by this Agreement.  If any such representations and warranties becomes untrue or inaccurate prior to the closing, the undersigned Subscriber will give the Company immediate written notice.

The Subscriber acknowledges that the Company will be relying on this certificate in connection with the Agreement.  The statements made in this certificate are true.

Dated _18th January, 2023.

Signature of Subscriber:	/s/ Brendan Scott Norman
Name of Subscriber:	BRENDAN SCOTT NORMAN
Authorized Signatory of Subscriber (if Corporate Subscriber):
Address of Subscriber:	No 5, The Residence Mont Kiara, Mont Kiara,
Kuala Lumpur 50480, Malaysia

INVESTORS MUST ALSO COMPLETE APPENDIX I TO THIS SCHEDULE

APPENDIX I TO SCHEDULE “B”

RISK ACKNOWLEDGEMENT FORM

Form 45-106F9

Form for Individual Accredited Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares	Issuer: Duesenberg Technologies Ltd.
Purchased from: [Instruction: Indicate whether securities are purchased from the issuer or a selling security holder.]
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $USD 50,000.00 . [Instruction: Insert the total dollar amount of the investment.]	BN
Liquidity risk – You may not be able to sell your investment quickly – or at all.	BN
Lack of information – You may receive little or no information about your investment.	BN

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

BN
3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials BN

•Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

•Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.

Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print): BRENDAN SCOTT NORMAN
Signature: /s/ Brendan Scott Norman	Date: 18th January 2023
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

Duesenberg Technologies Inc..

No 21, Denai Endau 3,Seri Tanjung Pinang,

10470 Tanjung Tokong,

Penang, Malaysia

Tel: 236 304-0299

Email:  contactus@duesenbergtech.com

Website:  www.duesenbergtech.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.This form does not mandate the use of a specific font size or style but the font must be legible.

2.The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE C

CERTIFICATE - PURCHASER NOT RESIDENT IN CANADA OR UNITED STATES

TO:Duesenberg Technologies Inc. (the "Company")

In connection with the purchase by the undersigned (the "Subscriber") of common shares (the “Shares”) of the Company, the Subscriber hereby represents, warrants and certifies to the Company that:

(1)the Subscriber (and if the undersigned is acting as agent for a disclosed principal, such disclosed principal) is not resident in Canada or subject to applicable Canadian securities laws;

(2)the Subscriber acknowledges that;

a.no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

b.there is no government or other insurance covering the Shares;

c.there are risks associated with the purchase of the Shares;

d.there are restrictions on the Subscriber’s ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares;

e.the Company has advised the Subscriber that the issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell Shares through a person registered to sell securities under the Securities Act and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

(3)the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the Subscriber’s country of residence and domicile which would apply to the purchase of the Shares by the Subscriber;

(4)the issuance of Shares to the Subscriber (or its disclosed principal, if any) may be effected by the Company without the necessity of the filing of any document with or obtaining any approval from or effecting any registration with any governmental entity or similar regulatory authority having jurisdiction over the Subscriber (or its disclosed principal, if any) and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any applicable laws in the Subscriber’s jurisdiction of residence or domicile;

(5)the delivery of this Agreement, the acceptance of it by the Company, the issuance of the Shares, the purchase of the Shares by the Subscriber, and the Subscriber (and if the Subscriber is acting as agent for a disclosed principal, such disclosed principal) is in compliance with the requirements of all applicable laws in the jurisdiction of its residence or domicile; and

(6)the Subscriber will provide such evidence of compliance with all such matters as the Company or its counsel may request.

The Subscriber acknowledges that the Company may be required to file with the British Columbia Securities Commission a report regarding the trade. The Subscriber acknowledges that such report may require the Company to disclose the Subscriber’s name and address, the number of securities the Subscriber purchased and the purchase price for such securities.  The Subscriber consents to the disclosure of such information and acknowledges that such information is made available to the public under securities legislation of British Columbia.

By completing this certificate, the Subscriber acknowledges that the addressees above are relying on this certificate to determine the Subscriber’s suitability as a purchaser of securities of the Company.  The Subscriber agrees that the representations, covenants and certifications contained in this certificate shall survive any issuance of securities of the Company to the Subscriber.

Dated 18th January, 2023.

Signature of Subscriber:	/s/ Brendan Scott Norman
Name of Subscriber:	BRENDAN SCOTT NORMAN
Authorized Signatory of Subscriber (if Corporate Subscriber):
Address of Subscriber:	No 5, The Residence Mont Kiara, Mont Kiara,
Kuala Lumpur 50480, Malaysia